SECOND QUARTER 2023 EARNINGS CALL AUGUST 1, 2023 DT Midstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and the impact of inflation on our business; competitive conditions in our industry; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy, and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the ongoing conflict between Russia and Ukraine, including resulting commodity price volatility and risk of cyber-based attacks; relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the spin-off of DT Midstream from DTE Energy ("the Spin-Off") as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2022, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. 2

Second Quarter 2023 Accomplishments Strong financial performance Net income of $91 million and Adjusted EBITDA1 of $224 million Confident in 2023 Adjusted EBITDA guidance and 2024 Adjusted EBITDA early outlook Successful development activity New greenfield gathering opportunity in emerging Ohio Utica play Growth investments are on-schedule and on-budget LEAP phase 1 construction currently ahead of schedule Advancing energy transition platform and ESG initiatives Louisiana CCS project progressing towards 1H 2024 final investment decision Published 2023 Corporate Sustainability Report 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 3

DT Midstream Investment Thesis Clean assets, clean balance sheet, clean story Integrated and well-positioned assets Haynesville / Appalachia dry gas focus Assets providing wellhead to market service Directly serving growing LNG export demand Highly contracted cash flows Long-term take-or-pay contracts Committed to a durable and growing dividend No direct commodity exposure Strong balance sheet with low leverage Self-funded investment program No significant near-term debt maturities Low and declining leverage Mature environmental, social and governance leadership Executing on energy transition projects Committed to 30% emissions reduction by 2030 and net zero by 2050 4

Second Quarter 2023 Financial Results Adjusted EBITDA (millions), xx segment % of overall $225 $224 $141 63% $139 62% $84 37% $85 38% Q1 2023 Q2 2023 Gathering Pipeline Pipeline Lower winter weather related revenues from pipeline joint ventures in Q2 2023 Gathering Q2 2023 results in-line with Q1 2023 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 5

New Greenfield Investment in Ohio Utica Resource

Finalized development plan with new owner[1], accelerated build into 2023 from 2024



Michigan
Washington 10
Storage Complex
Vector
Pipeline
Direct access
to premium
markets
NEXUS Pipeline
Pennsylvania
Kensington
Ohio
DTM initial
focus area
West
Virginia
Third-party processing plant
Utica Combo play
Initial project build

Emerging associated gas resource development area

- Initial gathering backbone buildout of >200 MMcf/d capacity
  - Expected DTM investment[2] of ~$100 million for 2023-2024
  - ~5x build multiple at full run-rate
  - In-service 1H 2024
- New customer is a large-cap investment-grade producer that has an advantaged cost structure via sizeable minerals ownership within 395k total net acres

Strong commercial structure

- Long-term contract, dedication, and minimum volume commitment that protects project economics
- Volume expected to ramp over 18 to 24 months

Opportunity for significant future development

- Potential large-scale, multi-year natural gas gathering buildout
- Integration with DTM downstream assets (e.g., NEXUS, Vector, & W10 Storage), providing access to premium markets

DT Midstream

1. DTM had acreage dedication with previous owner
2. DTM's investment is net of customer contribution

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Louisiana Carbon Capture and Sequestration

Advancing our energy transition platform

Louisiana CCS project area


Texas
Louisiana
Gillis Hub
DTM assets
Operating DTM treating plants
DTM treating plant under construction



Utilizing CO_2 from DTM owned treating facilities

Leveraging our strong expertise and integrated asset platform

- Project scope includes capture equipment, a new CO_2 pipeline and storage development
- Targeting a proximal geological storage formation with capacity of over 1 million metric tons per annum
- Recently completed seismic surveys with favorable results; plan to drill Class V characterization well in Q4 2023
- Class VI application review is proceeding as planned

Dual benefit of attractive organic growth and meaningful emissions reduction

- Economics are fully supported by 45Q tax credit
- Supports carbon neutral "wellhead to water" service offering on LEAP
- Reduces DTM emissions in pursuit of net zero by 2050

Project Timeline

Class VI well permit application filed	Class V test well permit application filed	Drill Class V well	**Final investment decision**	Expected Class VI well permit approval	**Expected project in-service**
Q4 2022	**Q2 2023**	**Q4 2023**	**1H 2024**	**Q4 2024**	**Q4 2025**

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2023-2027 Overall Growth Capital Outlook Remains Unchanged Shifting 2024 committed capital into 2023 for new Ohio Utica opportunity 2023-2027 capital outlook (Growth capex), Committed capital $1.7-$2.2 billion ~$0.8 billion committed capital in 2023/2024 $700-$750 million1 $575-$650 million original guidance Customer-driven timing shift 2023 updated guidance 2024 Additional organic growth opportunities 2023-2027 guidance Accelerating new greenfield investment Committed capital of ~$0.8 billion is unchanged Shifting 2024 capital into 2023 for new Ohio Utica opportunity Investment of ~$15 million for Louisiana CCS in 2023 Self funded five-year capital program Investments in 2024 will be funded via cash flow after dividends Expect to end 2024 with a leverage ratio2 of 4.0x or below 1. DTM's investment in 2023 is net of a~$60 million customer contribution 2. Leverage ratio is inclusive of proportional debt at our joint venture equity method investees 8

Growth Investment Summary Projects remain on-schedule and on-budget Contracted growth investments Project In-service date(s) Pipeline Haynesville LEAP pipeline expansion-Phase 1 Q4 2023 Haynesville LEAP pipeline expansion-Phase 2 Q1 2024 Haynesville LEAP pipeline expansion-Phase 3 Q3 2024 Gathering Appalachia Gathering System expansion-Phase 2 Q4 2023 Haynesville Blue Union expansion Q3 2022 -Q1 2024 Ohio Utica System (New) 1H 2024 Key project updates LEAP phase 1 construction on-track for early Q4 2023 in-service Gathering expansions on-schedule LEAP pipe looping 9

Gathering Volume Summary Haynesville throughput (bcf/d)Blue Union Gathering 1.53 1.66 1.70 1.63 1.53 July exit rate ~1.65 Bcf/d Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q2 2023 volumes down compared to Q1 2023 due to planned treating outage in April and weather-related outage in May Northeast throughput (bcf/d) Susquehanna Gathering Appalachia Gathering Tioga Gathering 1.28 1.35 1.35 1.36 1.39 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q2 2023 volumes up compared to Q1 2023 due to higher volumes at Appalachia Gathering 10

Financial Results Three months ended (millions, except EPS) June 30, 2023 March 31, 2023 Key drivers Adjusted EBITDA1 $224 $225 Pipeline segment $139 $141 Gathering segment $85 $84 Operating Earnings2 $91 $81 Deferred tax adjustment in Q1 2023 Operating EPS2 $0.93 $0.84 Distributable Cash Flow3 $125 $223 Interest payment and cash taxes in Q2 2023 Growth Capital4 $189 $227 Maintenance Capital $8 $3 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix 4. includes contribution to equity method investees 11

Diversified Asset Base Anchored by Strong Pipeline Segment Q2 2023 Adjusted EBITDA by demand area 62% 38% Pipeline Gathering Q2 2023 Adjusted EBITDA1 by segment 7% 43% 22% 28% Gulf Coast Midwest Northeast & Mid-Atlantic Eastern Canada Q2 2023 Adjusted EBITDA by supply area 7% 67% 25% Marcellus / Utica Haynesville Michigan Operations2 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Includes Washington 10 Storage and Michigan System 12

Appendix DT Midstream

2023/2024 Guidance Summary

	(millions, except EPS)	Prior guidance	Current guidance	Key drivers
2023	Adjusted EBITDA[1]	$895 - $935	$895 - $935	
	Operating Earnings[2]	$340 - $356	$340 - $356	
	Operating EPS[2]	$3.50 - $3.66	$3.50 - $3.66	
	Distributable Cash Flow[3]	$625 - $675	$625 - $675	
	Capital Expenditures[4]	$605 - $690	$730 - $790	
	Growth Capital[4]	$575 - $650	$700 - $750	• Shifting 2024 committed capital into 2023 due to customer-driven timing shift
	Maintenance Capital	$30 - $40	$30 - $40	
2024	Adjusted EBITDA (early outlook)	$920 - $970	$920 - $970	

1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix
2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted
3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in this appendix
4. Includes contribution to equity method investees; guidance range is net of a ~$60 million customer contribution

DT Midstream

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Capital Allocation Approach

Preserve balance sheet strength

- Current plan naturally deleverages the business into mid 3x's over the 5-year period
- Committed to long-term 4x leverage ratio ceiling

Durable and growing dividend

- +15% dividend increase since the Spin-Off
- 2.4x dividend coverage, with financial policy of a 2x coverage ratio floor

Invest in accretive organic growth projects

- Deploy capital at attractive 5-8x build multiples[1]
- Strong organic growth project backlog

Maintain financial flexibility

- Strong value creation optionality to pursue the most accretive use of excess cash flow (i.e., growth investments, increased dividend, share buybacks, and/or debt reduction)

1. New project build multiples differ based on business segments (i.e., pipeline vs gathering)

DT Midstream

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Strong Organic Opportunities Across Our Existing Footprint

	Asset	2023-2027 commercial focus	Overview
Pipeline	LEAP	• Active discussions for expansions up to ~3 Bcf/d	• Connecting growing Haynesville supply with growing LNG demand
	Stonewall	• Active discussions with existing and new customers for expansion opportunities	• Providing incremental Appalachia pipeline takeaway to East Coast LNG and Gulf Coast markets
	NEXUS	• Generation Pipeline interconnection • New supply connections; hydraulic optimization	• Providing Ohio industrial corridor access to NEXUS supply
	Millennium	• Recently completed open season for potential expansion opportunity	• Enabling additional supply into New York and New England markets through compression expansion
Gathering	Blue Union	• Active discussions for gathering and treating expansion opportunities	• Serving growing production from existing customers; step out expansions to connect new customers
	Appalachia Gathering	• Active discussions for further expansion	• Serving growing production from existing customers
	Ohio Utica (New)	• Initial buildout of new trunkline and gathering network	• Emerging resource development in Ohio Utica
	Tioga	• Active discussions regarding full-scale development	• Supporting new drilling activity in undeveloped acreage
Energy Transition	Carbon Capture and Sequestration	• Continue to advance Louisiana CCS opportunity towards final investment decision • New project development	• Permanently sequestering CO_2 from DTM treating assets; supported by 45Q tax credit • Leveraging strong expertise to advance CCS in new regions
	Hydrogen	• Advance hydrogen hub project concepts • Work with strategic partner to identify and advance development opportunities	• Commercializing hydrogen transportation, storage and production

DT Midstream

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Phase 1 LEAP Expansion On-track for Early Q4 2023 In-service Serving growing LNG export demand via capital efficient expansion Haynesville / Louisiana Gulf Coast DTM assets LNG facilities DTM treating plants Operational Blue Union expansion build Under development New electric compression Contracted LEAP capacity (Bcf/d) In-service Current 1.0 Phase 1 expansion 0.3 Q4 2023 Phase 2 expansion 0.4 Q1 2024 Phase 3 expansion 0.2 Q3 2024 Total 1.9 Full expansion opportunity 3.0 Increasing LEAP by 90% from 1.0 Bcf/d to 1.9 Bcf/d Capital efficient, lower-risk expansions provide timely access to growing LNG demand Project includes a combination of looping and compression LEAP can be further expanded up to ~3 Bcf/d 17

DTM Assets are Supporting Growing LNG Export Demand DTM assets currently provide ~2 Bcf/d of access to LNG export terminals and are well-positioned to serve growing demand US LNG export capacity1 (bcf/d) +12 Bcf/d ~10 Bcf/d of Louisiana Gulf Coast area LNG export growth through 20302 28 24 20 16 12 8 4 0 2022 2023 2024 2025 2026 2027 2028 2029 2030 Sabine Pass Cameron Calcasieu Pass Golden Pass Plaquemines LA FLNG Port Arthur Cove Point Corpus Christi Freeport Elba Island Cove Point LNG Gulf Coast LNG corridor LNG facilities Operational Under development 1. Source: Wood Mackenzie North America Gas Markets Long-Term Outlook - March 2023 2. Represents growth from annual average level in 2022 18

Strong Long-term Production Outlook in Both Basins Haynesville & Appalachia production is expected to experience significant growth through 2030 Historical production (bcf/d) Haynesville Appalachia 60 50 40 30 20 10 0 2018 2019 2020 2021 2022 2023 2022 2030 DUC inventory1 Haynesville 473 710 776 Appalachia 672 781 710 Production forecast (bcf/d) Haynesville Appalachia +15 Bcf/d 46 61 33 40 2022 2030 1. Drilled but uncompleted (DUC) wells data reflects year end inventory. Data through June 2023 Sources: EIA, S & P Global Commodity Insights, & Wood Mackenzie North America Gas Markets Long-Term Outlook - March 2023 19

Focused on Impactful Sustainability Initiatives 2023 Corporate Sustainability Report Highlights MSCI upgraded DTM to the second highest ESG rating of "AA" Reduced year-over-year employee safety incident rate by 43% Doubled the percentage of ethnically diverse leadership Increased workforce diversity by 44% Created Chief Diversity Officer role to champion diversity initiatives 2,752 volunteer hours logged by employees to support local communities Sustainability and Climate Risks integrated into Enterprise Risk Management 99% compressor availability delivers best in class customer service Link to full report: Corporate Sustainability Report 2023 20

Non-GAAP Definitions Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization,and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF)is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2023 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, mayinclude, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. 21

Non-GAAP Definitions Operating Earnings and Operating Earnings per share are non-GAAP measures Use of Operating Earnings Information-Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 22

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings Three Months Ended June 30, 2023 March 31, 2023 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (millions) Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $ 91 $ - $ - $ 91 $ 81 $ - $ - $ 81 Six Months Ended June 30, 2023 June 30, 2022 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (millions) Gain on sale $ - $ - $ (17) $ $ 5 Net Income Attributable to DT Midstream $ 172 $ - $ - $ 172 $ 172 $ (17) $ 5 $ 160 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdicitons of the respective segments and deductibility of specific operating adjustments Adjustments Key A Gain on sale of certain assets in the Utica shale region - recorded in Assets (gains) losses and impairments, net 23

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings per diluted share(2) Three Months Ended June 30, 2023 March 31, 2023 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (per share) Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $ 0.93 $ - $ - $ 0.93 $ 0.84 $ - $ - $ 0.84 Six Months Ended June 30, 2023 June 30, 2022 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (per share) Gain on sale $ - $ - $ (0.17) A $ 0.04 Net Income Attributable to DT Mainstream $ 1.76 $ - $ - $ 1.76 $ 1.77 $ (0.17) $ 0.04 $ 1.64 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdicitons of the respective segments and deductibility of specific operating adjustments (2) Per share amounts are divided by Weighted Average Common Shares Outstanding - Diluted, as noted on the Consolidated Statements of Operations Adjustments Key A Gain on sale of certain assets in the Utica shale region - recorded in Assets (gains) losses and impairments, net 24

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Three Months Ended Six Months Ended June 30, 2023 March 31, 2023 June 30, 2023 June 30, 2022 Consolidated (millions) Net Income Attributable to DT Midstream $ 91 $ 81 $ 172 $ 172 Plus: Interest expense 35 38 73 64 Plus: Income tax expense 30 39 69 58 Plus: Depreciation and amortization 44 43 87 84 Plus: Loss from financing activities -- -- -- 13 Plus: EBITDA from equity method investees(1) 67 75 142 100 Plus: Adjustments for non-routine items(2) -- -- -- (17) Less: Interest income (1) -- (1) (1) Less: Earnings from equity method investees (41) (50) (91) (71) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (2) (1) Adjusted EBITDA $ 224 $ 225 $ 449 $ 401 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization. which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended Six Months Ended June 30, 2023 March 31, 2023 June 30, 2023 June 30, 2022 (millions) Earnings from equity methods investees $ 41 $ 50 $ 91 $ 71 Plus: Depreciation and amortization attributable to equity method investees 20 21 41 24 Plus: Interest expense attributable to equity method investees 6 4 10 5 EBITDA from equity method investees $ 67 $ 75 $ 142 $ 100 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the six months ended June 30, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region. 25

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment Three Months Ended Six Months Ended June 30, 2023 March 31, 2023 June 30, 2023 June 30, 2022 Pipeline (millions) Net Income Attributable to DT Midstream $ 64 $ 57 $ 121 $ 100 Plus: Interest expense 13 16 29 26 Plus: Income tax expense 21 28 49 35 Plus: Depreciation and amortization 17 16 33 31 Plus: Loss from financing activities -- -- -- 6 Plus: EBITDA from equity method investees (1) 67 75 142 100 Less: Interest income (1) -- (1) -- Less: Earnings from equity method investees (41) (50) (91) (71) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (2) (1) Adjusted EBITDA $ 139 $ 141 $ 280 $ 226 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended Six Months Ended June 30, 2023 March 31, 2023 June 30, 2023 June 30, 2022 (millions) Earnings from equity methods investees $ 41 $ 50 $ 91 $ 71 Plus: Depreciation and amortization attributable to equity method investees 20 21 41 24 Plus: Interest expense attributable to equity method investees 6 4 10 5 EBITDA from equity method investees $ 67 $ 75 $ 142 $ 100 26

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment Three Months Ended Six Months Ended June 30, 2023 March 31, 2023 June 30, 2023 June 30, 2022 Gathering (millions) Net Income Attributable to DT Midstream $ 27 $ 24 $ 51 $ 72 Plus: Interest expense 22 22 44 38 Plus: Income tax expense 9 11 20 23 Plus: Depreciation and amortization 27 27 54 53 Plus: Loss from financing activities -- -- -- 7 Plus: Adjustments for non-routine items (1) -- -- -- (17) Less: Interest income -- -- -- (1) Adjusted EBITDA $ 85 $ 84 $ 169 $ 175 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the six months ended June 30, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region. 27

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow Three Months Ended Six Months Ended June 30, 2023 March 31, 2023 June 30, 2023 June 30, 2022 (millions) Net Income Attributable to DT Midstream $ 91 $ 81 $ 172 $ 172 Plus: Interest expense 35 38 73 64 Plus: Income tax expense 30 39 69 58 Plus: Depreciation and amortization 44 43 87 84 Plus: Loss from financing activities -- -- -- 13 Plus: Adjustments for non-routine items(1) (371) -- (371) (17) Less: Earnings from equity method investees (41) (50) (91) (71) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (2) (1) Plus: Dividends and distributions from equity method investees 427 82 509 88 Less: Cash interest expense (63) (6) (69) (55) Less: Cash taxes (18) -- (18) (7) Less: Maintenance capital investment(2) (8) (3) (11) (7) Distributable Cash Flow $ 125 $ 223 $ 348 $ 321 (1) Distributable Cash Flow calculation excludes certain items we consider non-routine. For the three and six months ended June 30, 2023. adjustments for non-routine items included the $371 million NEXUS financing distribution. For the six months ended June 30, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region. (2) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. 28